Exhibit 99.1

 Corporate PresentationMay 2017

 Forward Looking Statements  This presentation contains express or implied forward-looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. Federal securities laws. These forward-looking statements and their implications are based on the current expectations of our management only. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: we may encounter delays or obstacles in launching and/or successfully completing our clinical trials; our products may not be approved by regulatory agencies, our technology and our methods may not be accepted by the scientific community; unforeseen scientific difficulties may develop with our process; results in the laboratory may not translate to equally good results in real clinical settings; results of preclinical studies may not correlate with the results of human clinical trials; our patents may not be sufficient; our products may harm recipients; inability to timely develop and introduce new technologies, products and applications, which could cause our actual results or performance to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, we undertake no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting us, reference is made to our reports filed from time to time with the Securities and Exchange Commission.  2

Artemis Therapeutics

Developing novel treatments for life-threatening infections

artemis Therapeutics

LEAD ASSET	ATMS-101 – proprietary anti-parasitic/anti-viral
VALUE PROPOSITION	One asset, two lead programs, both orphan indications in US & EU ➢ Low risk : High return - treatment of *p. falciparum* malaria ➢ High Risk : High Return - treatment of cytomegalovirus (CMV) infection in transplant patients ➢ Potential addition of congenital CMV Potential applicability to other viruses and parasites
POSITIVE DATA	Clinical efficacy signal in *p. falciparum* malaria with good safety and tolerability profile In vitro potency against CMV similar to ganciclovir (standard of care)
IP & EXCLUSIVITY	Extensive patent portfolio, further applications in process Orphan Drug Designation, filing anticipated 2Q2017
LEADERSHIP	Team and advisors with proven track record in life sciences Proven success developing compounds from the clinic to the market

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Leadership

Chief Executive Officer: Peter Payne, B. Sc. (HONS)

Founder & President	Gennaker Bio, LLC
SVP, Bus Dev & Corporate Strategy	Chimerix
Chief Executive Officer	eXcelerate Research
Chief Business Officer	TcLand Expression
VP	NovaQuest Capital Management
VP, Corporate Development	Quintiles



Chief Scientific Officer: Dana Wolf, MD, PhD

Ted & Frances Chanock Professor of Virology &
Head of Clinical Virology,
Hadassah Hebrew University Medical Center
Post-doc research in virology, UCSD
Visiting Scientist, Stanford Univ. School of Medicine



Chief Financial Officer: Chanan Morris

VP Finance & Operations	Infinity Group
CFO	Galmed Pharmaceuticals
VP Finance	Mango DSP
VP Finance	Elam EL Industries Ltd



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Programs with Different Risk:Return Profiles

Proof of Concept already demonstrated for chemical class

artemis Therapeutics

Malaria **Low Risk:High Return** *Atypical in Biotech*	**CMV** **High Risk:High Return** *Typical in Biotech*
Artesunate (ATS) Anti-malarial Decades of use	**Artesunate (ATS)** Efficacy vs. CMV *in vitro* Used in 6 clinical cases

Next Generation artemisinin development

ATMS-101 Enhanced thermal stability 3 x more active vs. malaria Improved safety & tolerability Evaluated in Phase I & II studies*	**ATMS-101** 12 x greater potency than ATS vs. CMV *in vitro* Similar potency to ganciclovir*

* Data on file – Artemis Therapeutics

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 Multiple Potential Indications  6  Treatment of CMV in Hematopoietic Cell Transplant  Pre-Clinical  Phase I  Phase II  Phase III  Treatment of Malaria  Treatment of CMV in Solid Organ Transplant  Treatment of Congenital CMV  Other potential anti-parasitic and anti-viral indications being explored in pre-clinical testing2 additional programs to be named 1H2018

Malaria
Opportunity Overview

- Endemic in 91 countries worldwide
- 229 million cases and 429,000 deaths in 2015 (WHO Report of 12/16)
- Largely impacts sub-saharan Africa (90% of cases, 92% of deaths)
- S-E Asia, Latin America and Middle East also at risk

But

Treatment needs to be cheap

So, why is Malaria low risk:high return?

- Artemisinins work in malaria
- Rapid clinical path
- Non-dilutive funding opportunities
- No commercial risk to be taken
- Value Proposition includes Orphan Drug Designation & Tropical Disease Priority Review Voucher

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CMV in Transplantation
Opportunity Overview

artemis Therapeutics

- CDC estimates 50 – 80 % of population infected by age 40
- Can cause severe and life-threatening illness in patients with compromised immune systems.
- Patients undergoing Hematopoietic Cell Transplant or Solid Organ Transplant at high risk of acquiring infection or reactivation of existing infection.

But

Recent Phase III success with letermovir (Merck) in HCT

So, why is CMV high risk:high return?

- Current treatments limited in use by toxicity and resistance
- History of clinical failures, eg, maribavir (Shire), brincidofovir (Chimerix)
- Novel & unique MOA of ATMS-101 allows for niche in market
- Global pat. pop'n. > 190K cases per year
- US market potential > $1 B
- Value Proposition includes Orphan Drug Designation, Premium Pricing

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Congenital CMV
Opportunity Overview

Artemis Therapeutics

- Major unmet medical need, biggest cause of non-hereditary sensorineural hearing loss in children
- Transmitted from pregnant mother to unborn child

Live births/year – US	3,978,497*
Congenital Infection (1/150)	26,523
Congenital Zika US (cum. 2016-17)	1,762**

- Everyone has heard of Zika, very few have heard of congenital CMV
- Value proposition includes Orphan Drug Designation, Rare Pediatric Disease Priority Review Voucher and value-based premium pricing

** CDC 2015 data*
*** CDC April 2017 data*

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Development Pathways

Low Risk:High Return Malaria Oral Form # 1	High Risk:High Return CMV Oral Form # 2
Treatment of Malaria Phase IIa data ODD Pre-IND Meeting	Treatment of CMV in Transplant Pre-clinical data ODD Pre-IND Meeting

Future Opportunities

I.V. form for severe malaria Other parasites Program to be named 1H2018	Congenital CMV Other viruses Program to be named 1H2018

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Company Comparisons

Anti-virals – As of April 25, 2017

Chimerix:	CMRX
Clinical Stage:	II (ADV)
Mkt Cap (Mio):	$ 282.6

CoCrystal:	COCP
Clinical Stage:	I (HCV)
Mkt Cap (Mio):	$ 196.2

Contravir:	CTRV
Clinical Stage:	II (HBV)
Mkt Cap (Mio):	$ 52.3

Anadys:	ANDS
Clinical Stage:	II (HCV)
Acquired (Mio):	$ 230.0

BioCryst:	BCRX
Clinical Stage:	Approved
Mkt Cap (Mio):	$ 521.7

Regulus Therapeutics:	RGLS
Clinical Stage:	II (HCV)
Mkt Cap (Mio):	$ 76.8

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Artemis Therapeutics

Attractive Investment Opportunity

- ***ATMS-101 has strong clinical and commercial potential addressing areas of high unmet medical need in significant markets.***
- ***Clinical efficacy and safety demonstrated in one indication***
- ***Strong pre-clinical efficacy signal in second indication***
- ***Potential additional indications***

- **Large unmet medical need & estimated >$1 BN US market for CMV in transplant patients**
- **Significant unmet need in congenital CMV**
- **Value proposition includes Orphan Drug designation and *one* of Tropical Disease Priority Review Voucher or Rare Pediatric Disease Priority Review Voucher**
- **Experienced team & advisors**

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